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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     January 19, 2005
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                            ROCKY SHOES & BOOTS, INC.
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             (Exact name of registrant as specified in its charter)

            Ohio                           0-21026               31-1364046
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(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)        Identification No.)

      39 East Canal Street, Nelsonville, Ohio                      45764
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     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (740) 753-1951
                                                   ----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On January 19, 2005, Rocky Shoes & Boots, Inc. (the "Company") and certain of its subsidiaries (together with the Company, the "Borrowers") entered into Amendment No. 1 to Loan and Security Agreement and Consent (the "Amendment") with GMAC Commercial Finance LLC, as administrative agent and sole lead arranger for the lenders ("GMAC CF"), Bank of America, N.A., as syndication agent and Royal Bank of Scotland PLC, as documentation agent. A copy of the Loan and Security Agreement between the Borrowers and GMAC CF was filed as Exhibit
10.1 to the Company's Current Report on Form 8-K, dated January 6, 2005, filed with the Securities and Exchange Commission on January 12, 2005, and is incorporated herein by reference.

         The Amendment provides that GMAC CF has arranged for certain new lenders to become party to the Loan and Security Agreement and provides the Company's consent to such. The Amendment also provides that GMAC CF has assumed the roles of administrative agent and sole lead arranger for the lenders, Bank of America, N.A. has become the syndication agent and Royal Bank of Scotland PLC has become the documentation agent, and provides the Borrowers' consent to such appointments.

         The foregoing description of the Amendment and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment. A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.




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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (C) EXHIBITS.

             Exhibit No.                       Description

                10.1 Amendment No. 1 to Loan and Security Agreement and Consent, dated as of January 19, 2005, by and among Rocky Shoes & Boots, Inc., Lifestyle Footwear, Inc., EJ Footwear LLC, HM Lehigh Safety Shoe Co. LLC, Georgia Boot LLC, Durango Boot Company LLC, Northlake Boot Company LLC, Lehigh Safety Shoe Co. LLC, Georgia Boot Properties LLC, and Lehigh Safety Shoe Properties LLC, as Borrowers, GMAC Commercial Finance LLC, as administrative agent and sole lead arranger for the Lenders, Bank of America, N.A., as syndication agent and Royal Bank of Scotland PLC, as documentation agent.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ROCKY SHOES & BOOTS, INC.


Date:  January 21, 2005               By: /s/ James E. McDonald
                                          ----------------------------------
                                          James E. McDonald, Executive Vice
                                          President and Chief Financial Officer


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                                  EXHIBIT INDEX

              Exhibit No.                        Description

                10.1 Amendment No. 1 to Loan and Security Agreement and Consent, dated as of January 19, 2005, by and among Rocky Shoes & Boots, Inc., Lifestyle Footwear, Inc., EJ Footwear LLC, HM Lehigh Safety Shoe Co. LLC, Georgia Boot LLC, Durango Boot Company LLC, Northlake Boot Company LLC, Lehigh Safety Shoe Co. LLC, Georgia Boot Properties LLC, and Lehigh Safety Shoe Properties LLC, as Borrowers, GMAC Commercial Finance LLC, as administrative agent and sole lead arranger for the Lenders, Bank of America, N.A., as syndication agent and Royal Bank of Scotland PLC, as documentation agent.




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